UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2006

HOKU SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51458	94-0351487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1075 Opakapaka Street Kapolei, Hawaii	96707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (808) 682-7800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Fiscal Year 2007 Executive Incentive Compensation Plan

On July 17, 2006, the independent members of Hoku Scientific, Inc.’s Board of Directors, or the Independent Committee, approved our Fiscal Year 2007 Executive Incentive Compensation Plan, or the Plan. The Plan is designed to award a payment, each an Incentive Payment, for performance in fiscal year 2007 to an executive officer if we achieve certain corporate performance targets, or Corporate Targets, as described below, as determined in the sole discretion of the Independent Committee.

Each Incentive Payment may consist of either a cash payment, a stock award pursuant to our 2005 Equity Incentive Plan, or the Stock Plan, or both, at the sole discretion of the Independent Committee. The Independent Committee shall ultimately determine the amounts and the timing of the issuance of any stock awards under the Stock Plan in their sole discretion. An executive officer may receive an Incentive Payment if the Corporate Targets are achieved, as determined in the sole discretion of the Independent Committee. Only executive officers are eligible to receive Incentive Payments under the Plan.

For fiscal year 2007, each executive officer’s Incentive Payment, except for our Chief Executive Officer’s Incentive Payment, will be split among five categories of Corporate Targets as follows, as determined by the Independent Committee:

•	Business development and technical successes for Hoku Fuel Cells

•	Business development successes for Hoku Materials.

•	Securing key supplies for Hoku Solar.

•	Increasing shareholder value.

•	Successful completion of corporate governance initiatives.

The maximum amount of an Incentive Payment an executive officer may receive upon achievement of the Corporate Targets is 200% of the executive officer’s base salary as of April 1, 2006, or Base Salary. The amount of Incentive Payment allocated to each of the above categories may be weighted differently for each executive officer. The amount of the Chief Executive Officer’s Incentive Payment shall be calculated by applying the average Incentive Payment received by the other executive officers as a percentage of such executive officers’ Base Salary to the Chief Executive Officer’s Base Salary.

The foregoing description of the Fiscal Year 2007 Executive Incentive Compensation Plan is qualified in its entirety by a copy of the Plan which is filed as Exhibit 10.33 to this Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

First Quarter 2007 Financial Results

On July 20, 2006, Hoku Scientific, Inc. issued a press release announcing its financial results for the first quarter of fiscal year 2007 entitled “Hoku Scientific, Inc. Reports First Quarter 2007 Results.” The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 of this Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Hoku Scientific, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
Exhibit 10.33	Fiscal Year 2007 Executive Incentive Compensation Plan.

Exhibit 99.1	Press Release, dated July 20, 2006, entitled “Hoku Scientific, Inc. Reports First Quarter 2007 Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 20, 2006

HOKU SCIENTIFIC, INC.

By:	/s/ DUSTIN SHINDO
Dustin Shindo
Chairman of the Board of Directors, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.33	Fiscal Year 2007 Executive Incentive Compensation Plan.

Exhibit 99.1	Press Release, dated July 20, 2006, entitled “Hoku Scientific, Inc. Reports First Quarter 2007 Results.”